UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)

(908) 607-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On June 27, 2008, Virgin Mobile USA, Inc. (the “Company”) entered into a Transaction Agreement (the “Transaction Agreement”) with Virgin Mobile USA, L.P. (“VMU Opco”), Helio, Inc. (“Helio, Inc.”), Helio LLC (“Helio LLC”), SK Telecom USA Holdings, Inc. (“SK Telecom”), EarthLink, Inc. (“EarthLink”, and together with Helio, Inc. and SK Telecom, the “Sellers”) and Corvina Holdings Limited (“Virgin Group”). The Transaction Agreement provides that, upon the terms and subject to the conditions set forth in the Transaction Agreement, the Company will acquire all of the membership units of Helio LLC in exchange for partnership units of VMU Opco and Class A common stock of the Company (the “Exchange”). In addition, each of Virgin Group and SK Telecom will invest $25 million into the Company (the “Additional Investments”) in exchange for the issuance by the Company of 25,000 shares of newly issued Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”). The Company’s Board of Directors has approved the Exchange, the Additional Investments and the Transaction Agreement.

Under the terms of the Transaction Agreement, at the effective time of the Exchange, the Company will purchase all of the outstanding limited liability company units of Helio LLC from the Sellers in exchange for the issuance by VMU Opco of partnership units to SK Telecom and EarthLink, the issuance by the Company of Class A common stock to Helio, Inc. and, subject to the approval by the stockholders of the Company, the issuance by the Company of Class B common stock to SK Telecom and EarthLink. In addition, each outstanding option and each outstanding warrant to purchase Helio, Inc. Class A common stock will become fully vested and exercisable prior to the effective time and terminated as of the effective time.

Helio, Inc., Helio LLC and the Company have made customary representations, warranties and covenants in the Transaction Agreement. Consummation of the Exchange and the Additional Investments are subject to customary conditions, including (i) absence of any law or order prohibiting the consummation of the Exchange, (ii) receipt, expiration or termination of required regulatory approvals, including the Hart-Scott-Rodino waiting period, if applicable, and approvals from the Federal Communications Commission and under Exon-Florio and (iii) subject to certain exceptions, the accuracy of the representations and warranties.

Subject to the approval by the stockholders of the Company, the Series A Convertible Preferred Stock will be convertible automatically for Class A common stock upon the earlier of (i) four years from the date of issuance and (ii) such time as the market price of the Company’s Class A common stock exceeds $8.50 per share. The Series A Convertible Preferred Stock will have a 6% annual dividend and will be convertible at the option of the holder after 18 months after the date of issuance subject to the approval by the stockholders of the Company. The foregoing description of the Series A Convertible Preferred Stock is qualified in its entirety by reference to the full text of the Form of Certificate of Designations of Series A Convertible Preferred Stock of the Company, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

In connection with the foregoing, the Company has agreed to call a meeting of the Company’s stockholders to consider approval of the authorization of the issuance of Class A common stock of the Company upon the conversion of the Series A Convertible Preferred Stock and to

consider approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Class B common stock of the Company. The calling of such meeting of the Company’s stockholders is not a condition to consummation of the Exchange and the Additional Investments.

The foregoing description of the Transaction Agreement is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Amendment to the Senior Secured Credit Facility

On June 27, 2008, VMU Opco entered into a Second Amendment and Consent (the “Senior Amendment”) to the Amended and Restated Credit Agreement, dated as of July 19, 2006 (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Senior Amendment provides for, among other things, (i) an approval of the Exchange; (ii) a prepayment of $50 million in aggregate principal amount of the loans outstanding under the Senior Credit Agreement; (iii) an increase of the interest rate applicable to the loans outstanding under the Senior Credit Agreement by 1.00% per annum; and (iv) a tightening of the consolidated leverage ratio covenant by 0.25 times.

The foregoing description of the Senior Amendment is qualified in its entirety by reference to the full text of the Senior Amendment, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Amendment to the Subordinated Revolving Credit Facility

On June 27, 2008, VMU Opco entered into a Second Amendment and Consent (the “Subordinated Amendment”) to the Subordinated Credit Agreement, dated as of July 19, 2006 (as amended, supplemented or otherwise modified from time to time), with Virgin Entertainment Holdings, Inc. (the “Existing Lender”) and SK Telecom. The Subordinated Amendment provides for, among other things, (i) an approval of the Exchange; (ii) an increase of the Existing Lender’s revolving commitment from $75 million to $100 million; (iii) a joinder of SK Telecom as a lender with a revolving commitment equal to $35 million; and (iv) a tightening of the consolidated leverage ratio covenant by 0.25 times.

The foregoing description of the Subordinated Amendment is qualified in its entirety by reference to the full text of the Subordinated Amendment, which is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Amendments to the Amended and Restated PCS Services Agreement

On June 27, 2008, the Company and Sprint Spectrum L.P. (“Sprint PCS”) entered into the Fourth Amendment (the “Fourth Amendment”) to Amended and Restated PCS Services Agreement dated October 16, 2007 (as amended, supplemented or otherwise modified from time to time). This Fourth Amendment removes the condition that the effectiveness of the previously executed Third Amendment to Amended and Restated PCS Service Agreement be contingent upon the Company securing an increase of lending commitments under the Subordinated Agreement, from $75 million to $100 million, by June 30, 2008, which will remain at $100 million or higher for the remainder of calendar year 2008.

On June 27, 2008 the Company and Sprint PCS also entered into the Fifth Amendment (the “Fifth Amendment”) to Amended and Restated PCS Services Agreement dated October 16, 2007 (as amended, supplemented or otherwise modified from time to time). The Fifth Amendment was entered into in connection with the Exchange and revises the terms under which Sprint PCS provides the Company with access to its wireless voice and data services operating on the nationwide Sprint PCS Network.

The Fifth Amendment provides that the Company’s cost of service for wireless network services will no longer be tied to Sprint PCS’ costs of providing these services plus a margin, but instead will be based on fixed rates set forth in the Fifth Amendment (including schedules thereto). The rates paid by the Company for years 2009 and beyond for voice PCS service, Sprint 2G data service, short messaging service and Sprint 3G data transport are determined by calculating the actual revenue to Sprint PCS for all monthly bill cycles that commenced during the four most recent calendar quarters. The sum of the revenue for the four most recent calendar quarters is then used to determine the rates for the monthly bill cycles in the subsequent calendar quarter. As the revenue to Sprint PCS from the Company in the prior four quarters increases, the rates that the Company will pay for wireless voice and data services for the following calendar quarter will decrease.

Pursuant to the Fifth Amendment, the Company agreed to minimum annual revenue commitments to Sprint PCS of $320 million, $370 million and $420 million for 2008, 2009 and 2010, respectively. From 2011, the Company will not be subject to any minimum annual commitments and the rates will continue to be determined by the revenue to Sprint PCS as described above. For purposes of meeting the minimum annual revenue commitment for 2008, amounts invoiced to Helio by Sprint PCS from June 19, 2008 until the closing date of the Exchange, will be included with the amounts invoiced to the Company. The minimum annual commitment for 2008 will be paid in accordance with the required monthly revenue table contained in the Amendment. For years 2009 and 2010, the Company will provide Sprint PCS with a table that represents a good-faith statement of its anticipated allocation of the respective commitments across such calendar year.

In addition, the Fifth Amendment provides for the minimum and maximum monthly required revenues for calendar years 2009 and 2010.

The Company is eligible to receive a credit from Sprint PCS for each new end user that the Company activates from July 1, 2008 through December 31, 2009, up to a maximum of $10 million. The receipt of this credit is conditioned upon the Company not being past due on any undisputed amounts owed to Sprint PCS more than forty-five days following the closing date of the Exchange and Helio not being past due on any undisputed amounts owed to Sprint PCS as of the closing date of the Exchange. Following the closing date of the Exchange until December 31, 2009, receipt of this credit is conditioned upon the Company not being past due on any undisputed amounts owed to Sprint PCS by more than five days.

The Fifth Amendment requires Sprint PCS to provide certain location-based services provided that the Company meets certain prerequisites, and the Company’s cost for these services will be based on usage.

Under the Fifth Amendment, the definition of “Successor Network” is clarified. Pursuant to the amendment, Sprint PCS has agreed to work to facilitate a discussion among the Company and the owners/operators of Clearwire Corporation, a wireless broadband network, with respect to whether there exists a mutually acceptable business relationship between the Company and such owners/operators.

Although effective upon execution, this Amendment will become null and void if the Exchange does not close on or before October 31, 2008, and the relationship between the Company and Sprint PCS will be governed by the terms of the Amended and Restated PCS Services Agreement as in effect immediately prior to the Amendment.

The Fourth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Company expects to file the Fifth Amendment as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Portions of the Fifth Amendment may be omitted in accordance with a request for confidential treatment that the Company expects to submit to the Securities and Exchange Commission.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated in its entirety into this Item by reference. The issuance of Series A Convertible Preferred Stock will be made in a transaction or transactions exempt from registration under the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated in its entirety into this Item by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 above is incorporated in its entirety into this Item by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements required to be filed under this item with respect to the acquired business described in Item 2.01 will be filed in an amendment to this report not later than 71 calendar days after the due date for the initial filing of this report, as permitted by Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be furnished under this item with respect to the acquired business described in Item 2.01 will be filed in an amendment to this report not later than 71 calendar days after the due date for the initial filing of this report, as permitted by Item 9.01(b)(2) of Form 8-K.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1	Transaction Agreement, dated June 27, 2008, by and among Virgin Mobile USA, Inc., Virgin Mobile USA, L.P., Helio, Inc., Helio LLC, SK Telecom USA Holdings, Inc., EarthLink, Inc. and Corvina Holdings Limited.

3.1	Form of Certificate of Designations of Series A Convertible Preferred Stock of Virgin Mobile USA, Inc.

4.1	Second Amendment and Consent to the Amended and Restated Credit Agreement, dated July 19, 2006 (as amended, supplemented or otherwise modified from time to time), by and among Virgin Mobile USA, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Second Amendment and Consent to the Subordinated Credit Agreement, dated July 19, 2006 (as amended, supplemented or otherwise modified from time to time), by and among Virgin Mobile USA, Inc., Virgin Entertainment Holdings, Inc. and SK Telecom.

10.1	Fourth Amendment to Amended and Restated PCS Services Agreement, dated October 16, 2007 (as amended, supplemented or otherwise modified from time to time) by and between Virgin Mobile USA, Inc. and Sprint Spectrum L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virgin Mobile USA, Inc.

Date: July 3, 2008	/s/ Peter Lurie
Name: Peter Lurie
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Transaction Agreement, dated June 27, 2008, by and among Virgin Mobile USA, Inc., Virgin Mobile USA, L.P., Helio, Inc., Helio LLC, SK Telecom USA Holdings, Inc., EarthLink, Inc. and Corvina Holdings Limited.

3.1	Form of Certificate of Designations of Series A Convertible Preferred Stock of Virgin Mobile USA, Inc.

4.1	Second Amendment and Consent to the Amended and Restated Credit Agreement, dated July 19, 2006 (as amended, supplemented or otherwise modified from time to time), by and among Virgin Mobile USA, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Second Amendment and Consent to the Subordinated Credit Agreement, dated July 19, 2006 (as amended, supplemented or otherwise modified from time to time), by and among Virgin Mobile USA, Inc., Virgin Entertainment Holdings, Inc. and SK Telecom.

10.1	Fourth Amendment to Amended and Restated PCS Services Agreement, dated October 16, 2007 (as amended, supplemented or otherwise modified from time to time) by and between Virgin Mobile USA, Inc. and Sprint Spectrum L.P.